January 12, 2026

BNY MELLON FUNDS TRUST

BNY Mellon Corporate Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Municipal Opportunities Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon National Intermediate Municipal Bond Fund

(each, a "Fund" and collectively, the "Funds")

Supplement to Prospectus and Statement of Additional Information

BNY Mellon Corporate Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Municipal Opportunities Fund, BNY Mellon National Short-Term Municipal Bond Fund and BNY Mellon National Intermediate Municipal Bond Fund (each, a "Fund" and collectively, the "Funds"), each a separate series of BNY Mellon Funds Trust, are no longer offered for investment, and all references to the Funds in the Prospectus and Statement of Additional Information are removed.

Effective as of the close of business on January 9, 2026:

• Fund shares held through an eligible account that may hold Acquiring ETF shares, such as an account with a broker-dealer, have received shares of an Acquiring ETF and no longer hold shares of the Fund.

• Fund shares held in a brokerage account with a financial intermediary that only allow the client to hold shares of mutual funds in the account, have been redeemed, and have received cash equal in value to the aggregate net asset value of Fund shares and no longer hold shares of the Fund.

• Fund shares held through an individual retirement account ("IRA") or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, have received cash equal in value to the aggregate net asset value of your Fund shares and no longer hold shares of the Fund.

• Fund shares held in an account directly with a Fund at its transfer agent, BNY Mellon Transfer, Inc., have been redeemed, and have received cash equal in value to the aggregate net asset value of Fund shares and no longer hold shares of the Fund.

• Fund shares held through a BNY-sponsored retirement account directly with a Fund at its transfer agent, BNY Mellon Transfer, Inc., have been exchanged for Wealth shares of

Dreyfus Government Cash Management equal in value to the aggregate net asset value of Fund shares and no longer hold shares of the Fund. Investors may obtain a copy of the Dreyfus Government Cash Management prospectus by calling 1-800-373-9387.

MFTSTK0126